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                                                                    EXHIBIT 10.9

                               COLONIAL BANK PLAZA
                      AT SUMMERLIN CENTER PROFESSIONAL PARK
                              OFFICE BUILDING LEASE


         THIS LEASE is made as of the 31st day of January, 2002, by and between Alanda, Ltd., a Florida limited partnership ("Landlord"), and FindWhat.com, a Nevada corporation authorized to transact business in the State of Florida ("Tenant").


1.       INTRODUCTORY PROVISIONS.

         1.1 FUNDAMENTAL LEASE PROVISIONS. Certain fundamental provisions are presented in this Section in summary form to facilitate convenient reference by the parties.

              (a)  Tenant's Trade Name: FindWhat.com

              (b)  Anticipated Commencement Date: November 30, 2002

              (c)  Term: Ten (10) years

              (d)  Suite Number: 3rd, 4th and 5th Floors

              (e)  Permitted Use: Corporate offices and headquarters

              (f) Size of Premises: 32,820 rentable sq. ft. (10,940 rentable sq. ft. per floor)

              (g) Annual Base Rent: $443,070.00. Annual Base Rent is based on an average rate of $13.50 per rentable sq. ft. for the initial Lease Year, as set forth in Section 4.1.

              (h)  Annual Rental Increase:  Three (3%) percent.  See
                   Section 4.2.

              (i) Additional Rent: Tenant's Pro Rata Share Common Area Maintenance Expenses (see Section 4.3)

              (j) Tenant Estimated Pro Rata Share: 32,823 sq.ft./51,653 sq.ft. (i.e. 63.545%), subject to the limitations set forth in
                   Section 4.3.

              (k) Security Deposit: $100,000.00

              (l) Initial Tenant Improvements. See Section 7.1 below.

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       1
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         1.2  AGREEMENT. In consideration of the rent and other sums payable to Landlord hereunder and the covenants and agreements to be observed and performed by Tenant, Landlord hereby Leases to Tenant, and Tenant hereby rents from Landlord, the Premises for the Term, at the rental and upon the conditions and agreements hereinafter set forth.

2.       PREMISES.

         2.1 PREMISES DEFINED. The term "Premises" means Tenant's suite, as identified in Section 1.1 above, which is located within Colonial Bank Plaza at Summerlin Center Professional Park, with an address of 5220 Summerlin Commons Boulevard, Ft. Myers, Florida (the "Office Building"), to be constructed by Landlord upon the real property described on Exhibit "A" hereto (the "Real Property"), in accordance with the site plan attached as Exhibit "B" hereto. The Premises shall consist of three (3) floors having the approximate dimensions and square footage as stated in Section 1.1 as shown on the floor plans of the Office Building, which are attached as Exhibit "C" to this Lease. For purposes of this Lease, the term Rentable Square Footage shall mean the usable square footage of the Premises, determined in accordance with BOMA standards, plus a common area factor based upon the ratio of usable floor area and total floor area of the floor on which the Premises are located, as certified by Landlord's architect or engineer. Prior to the Commencement Date, Landlord shall furnish Tenant with a statement from Landlord's architect or engineer certifying the as-built measurements of the Premises. In the event that the Premises are determined to contain more or less Rentable Square Footage than indicated in Section 1.1 of this Lease, then the Base Rent shall be adjusted based upon the actual Rentable Square Footage and the rental rates set forth in Section 1.1, above. The Premises shall not include any space above the interior surface of the ceiling as it exists on the Commencement Date of the Term. Tenant shall have the non-exclusive right to use space above the interior surface of the ceiling and within and behind the walls constituting or surrounding the Premises for wiring, piping, lines, sprinkler systems, communication systems, security systems, mechanical and other systems serving the Premises or used in connection with Tenant's business, as determined by Tenant. Landlord shall construct the Office Building and site improvements (including, but not limited to, all parking, driveway, sidewalks, landscaping and other improvements) and perform Landlord's Work as set forth on Exhibit "E" attached hereto in substantial compliance with the architectural drawings, floor plans, site plans and Office Building plans and specifications provided to Tenant, and in compliance with all zoning and other laws, rules, regulations, orders and ordinances of all governmental authorities.

         2.2 PRO RATA SHARE. Tenant's Pro Rata Share, shall be determined by dividing the Rentable Square Footage of the Premises by the Total Rentable Square Footage within the Office Building, as determined by Landlord's architect or engineer, based upon BOMA standards. Tenant's Pro Rata Share is subject to adjustment by Landlord based on the foregoing formula if the Total Rentable Square Footage of the Office Building is diminished by casualty, condemnation or similar takings, or other events reducing the Total Rentable Square Footage or if the Total Rentable Square Footage is increased by additions to the Office Building.

3.       TERM.

         3.1 COMMENCEMENT AND EXPIRATION DATES OF TERM. The term of this
             Lease (the  "Term")  shall  commence on the earlier of: (1) fifteen
             (15) days after notice from Landlord that all of the Landlord's Work, including the Initial Tenant Improvements, has been substantially completed, as evidenced by a certificate of occupancy for the Premises; or (2) the date that Tenant actually opens for business in the Premises, but in either event not sooner than


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       2
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             December 1, 2002.  Tenant may take possession of the Premises prior to the Commencement Date provided that the Landlord's Work, including the Initial Tenant Improvements, have been completed. The Term shall continue for the number of Lease Year(s) set forth in
             Section 1.1, and shall end, unless extended or sooner terminated in accordance with the provisions herein contained, on the last day of the last Lease Year (as hereinafter defined). Tenant agrees to execute an Amendment to this Lease, after the Commencement Date and within ten (10) days after Landlord's request, to confirm Tenant's acceptance of the Premises, the Rentable Square Footage of the Premises, the Annual Base Rent, Tenant's Pro Rata Share, and the actual Commencement Date of this Lease.

         3.2 LEASE YEAR AND ANNIVERSARY DATE. The term "Lease Year" shall mean a period of twelve (12) consecutive full calendar months. The term "Anniversary Date" shall mean the date twelve months after the Commencement Date, and each twelve (12) months thereafter through the term of this Lease. If the Commencement Date is not the first day of a calendar month, then the first Lease Year shall consist of twelve (12) consecutive full calendar months plus the partial month beginning on the Commencement Date and ending on the last day of that partial month, and the first Anniversary Date shall be the first day of the calendar month coinciding with or following the date which is twelve (12) months after the Commencement Date. Each subsequent Anniversary Date shall be the date that is twelve (12) months after the first Anniversary Date, and each succeeding Lease Year shall commence upon the Anniversary Date.

         3.3 FAILURE OF TENANT TO ACCEPT POSSESSION. In the event Landlord notifies Tenant in writing that the Premises have been completed, and if Tenant fails to take possession within sixty (60) days thereafter, then Landlord shall have, in addition to any and all remedies herein provided, the right to immediately cancel and terminate this Lease.

         3.4 QUIET ENJOYMENT. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to the provisions of this Lease.

4. RENT. Tenant shall pay to Landlord at the office of Landlord, or at such other place designated by Landlord, without notice, demand or off-set, the following rentals (collectively, the "Rent"):

         4.1 ANNUAL BASE RENT. The Annual Base Rent (referred to herein as the "Base Rent") for each Lease Year shall be paid in monthly installments in advance Commencing on the Commencement Date, and on or before the first day of each calendar month thereafter during the Term, plus any sales, use or other taxes assessed from time to time on the Base Rent or on the use and occupancy of the Premises. If the Commencement Date is other than the first day of a calendar month, the Rent for the period from the Commencement Date to the first day of the next succeeding month shall be prorated on a per diem basis and shall be payable with and in addition to the first monthly installment of Base Rent on the Commencement Date. Annual Base Rent is based on an average rate of $13.50 per rentable sq. ft.for the initial Lease Year, as follows: (i) $13.00 per rentable sq. ft. for the 3rd floor; (ii) $13.50 per rentable sq. ft. for the 4th floor; and (iii) $14.00 per rentable sq. ft. for the 5th floor.

         4.2 ANNUAL RENT INCREASE. Base Rent shall increase each Lease Year, effective on the Anniversary Date of the Commencement Date, by an amount equal to the Annual Rental Increase, as set forth in Section 1.1.

         4.3 ADDITIONAL RENT. In addition to the Base Rent, Tenant shall be responsible for payment of


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       3
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               the following sums, as Additional Rent:

               4.3.1 COMMON AREA MAINTENANCE. Tenant shall pay to Landlord for the operation of the Office Building and the maintenance of the Common Areas, an amount equal to Tenant's Pro Rata Share of the Common Area Maintenance Expenses, as that term is defined in Section 5.2 of this Lease. Any increases in Common Area Maintenance Expenses shall not exceed three (3%) percent per annum, with the exception of real estate taxes, insurance and utilities.

               4.3.2 OTHER ADDITIONAL RENT. Tenant shall pay, as Additional
                     Rent, all other sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be specifically designated "additional rent" and all sales, use, or other taxes assessed, levied, or imposed from time to time on any Additional Rent. If such amounts and charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of Base Rent thereafter becoming due, but nothing herein shall be deemed to suspend or delay the payment of any amount of money or charge.

               4.4 PAYMENT OF ESTIMATED ADDITIONAL RENT. Within sixty (60) days after the end of each calendar year, Landlord shall deliver to Tenant a statement setting forth the actual Common Area Maintenance Expenses expended by Landlord during the previous calendar year. In the event that the amounts paid by Tenant during the course of the calendar year are less than Tenant's Pro Rata Share of the actual expenses, then Tenant shall, within thirty (30) days after receipt of the annual statement, pay the entire amount of the deficiency, and thereafter the monthly installment of Additional Rent shall be adjusted accordingly for the current calendar year to more closely approximate the expected actual Additional Rent. In the event that the amounts paid by Tenant during the course of the calendar year are more than Tenant's Pro Rata Share of the actual Common Area Maintenance Expenses, then Tenant shall be entitled to a credit against the amount of Base Rent and Additional Rent next due under the Lease. Landlord reserves the right to revise the estimate of Common Area Maintenance Expenses, at any time during the course of the year, and from time to time, to more closely approximate the actual Common Area Maintenance Expenses incurred by Landlord during the course of the year. Tenant shall pay to Landlord, without notice or demand, on the first day of each month during the Term of this Lease, the monthly installment of estimated Common Area Maintenance Expenses, as set forth in the most recent statement received by Tenant from time to time continuing throughout the Term of this Lease.


               4.5 PRORATION. If the first year of the Term of this Lease commences on any day other than the first day of January, or if the last year of the Term of this Lease ends on any day other than the last day of December, any payment due to Landlord by reason of any Additional Rent or estimated installment thereof shall be prorated, and Tenant shall pay any amount due to Landlord within thirty (30) days after being billed therefor. This covenant shall survive the expiration or termination of this Lease.

               4.6 LATE CHARGE. Any payment of Rent, including Base Rent and Additional Rent, which is not received by Landlord within ten (10) days after the date when due, shall be subject to a late charge in an amount equal to five (5%) percent of the payment then due.

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       4




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               4.7   SECURITY DEPOSIT.

                     4.7.1 Tenant has deposited the Security Deposit with
                           Landlord, as set forth in Section 1.1. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms of this Lease to be observed and performed by Tenant. Tenant shall be entitled to interest on any unapplied portion of the Security Deposit at the rate of three (3%) percent per annum. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant, and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. The Security Deposit shall not constitute prepaid Rent or liquidated damages, but may be applied by Landlord to other amounts due under this Lease.

                     4.7.2 If any of the Rent herein reserved or any other sum
                           payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, or Tenant or any of its agents, employees, or customers, shall physically damage the Premises and such damages shall not have been corrected, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Rent or Additional Rent or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall, within five (5) days of written demand, deposit cash with Landlord to restore the Security Deposit to the original amount. Should Tenant comply with all of the terms and provisions of this Lease, including without limitation, the obligation to promptly pay all of the Rent as and when due hereunder, and provided that Tenant vacates the Premises in the condition required hereunder at the end of the Term, then Landlord shall return the Security Deposit to Tenant within fifteen (15) days after the end of the term of this Lease or any extension hereof.

5.       COMMON AREAS.

         5.1 USE OF COMMON AREAS. Tenant, its guests, visitors, employees and business invitees shall have the non-exclusive right to use the common areas, including sidewalks, driveways, parking areas, service roads, and loading facilities within the Office Building, together with such other facilities as may be designated from time to time by Landlord (collectively referred to as the "Common Areas"), in common with other persons entitled to the use thereof, and provided, however, that use of the Common Areas shall be subject to the Rules and Regulations for the use thereof as may be reasonably prescribed by Landlord from time to time. Landlord reserves the right to designate visitor parking areas, to grant exclusive use of the Common Area during certain time periods when deemed by Landlord to be in the best interest of the Office Building as a whole, provided, however, such exclusive use of the Common Areas shall be on a temporary basis and shall not interfere with Tenant's business operations or use of the Premises.

         5.2 COST OF MAINTENANCE. Tenant shall reimburse Landlord for Tenant's Pro Rata Share of all Common Area Maintenance Expenses. The term "Common Area Maintenance Expenses" shall mean the total cost and expenses incurred by or on behalf of Landlord in connection with the administration, operation, maintenance, and repair of the Office Building, including without limitation, the cost of cleaning, maintaining and repairing all portions of the Common Area; all real and personal property taxes and assessments (including without limitation waste collection, extraordinary or special assessments, and all costs and fees,

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       5
              including reasonable attorneys' fees, incurred by Landlord in contesting or negotiating the same with public authorities subject to Tenant's reasonable approval) levied, imposed, or assessed upon the Office Building during each Lease Year (collectively, "Taxes"), except that Taxes shall not include any sales or use taxes, income taxes or other taxes on the income received by Landlord from the operation of the Office Building; premiums for public liability insurance, casualty insurance, worker's compensation insurance and such other insurance coverage as Landlord may from time to time determine to be necessary or appropriate; painting, facade maintenance, lighting, exterior maintenance and roof repairs; repair and resurfacing of all parking areas and sidewalks; maintenance, repair and replacement of all heating, ventilation and air conditioning systems; gardening and landscaping; sign maintenance; electricity; water, sewer, removal of trash, rubbish, garbage and other refuse; security; depreciation or rental on machinery or equipment used in such maintenance; the cost of personnel to implement such services; legal fees, accounting fees and property management fees; and such other expenses which, according to generally accepted accounting principles would be considered to be common area maintenance expenses. Common Area Maintenance Expenses shall not include any leasing commissions paid by Landlord, any tenant improvements or other amounts expended by Landlord on behalf of any individual tenant or for which Landlord would be entitled to reimbursement from any individual tenant or any portion of principal or interest paid by Landlord in connection with any mortgage loan Office Building. Notwithstanding anything to the contrary set forth above, the following items are specifically excluded from Common Area Maintenance Expenses: (i) repairs or other work occasioned by fire, windstorm, or other casualty of an insurance nature or by exercise of eminent domain, to the extent covered by insurance or condemnation proceeds, (ii) depreciation and amortization except for items specifically included above;
              (iii) items of a capital nature, including, but not limited to, capital improvements, alterations or replacements, except to the extent that such capital improvements, alterations or replacements are required by law or reduce the operating expenses of the Office Building, in which event the total capital expenditure shall be amortized over the expected useful life of the improvement; (iv) expenses in connection with services or benefits of a type which are not provided to Tenant but which are provided to another tenant or occupant whether or not reimbursable by such other tenant; (v) costs incurred due to violation by Landlord or any other tenant of the terms and conditions of any other lease or agreement; (vi) any costs, fines, or penalties incurred due to violation by Landlord of any governmental rule, law or regulation or the noncompliance of the Office Building with any rule, code, law or regulation; (vii) costs of sculpture, paintings or works of art; (viii) costs of correcting structural or other defects in any part of the Office Building; (ix) costs relating to the testing, monitoring, control or renewal of any hazardous substances; (x) attorneys fees and other costs in connection with negotiating and drafting other leases within the Office Building, or in connection with any disputes arising in connection with any lease or other tenant or occupant of the Office Building; (xi) Landlord's general overhead and administrative expenses not relating directly to management and operation of the Office Building; (xii) advertising and promotional expenses incurred with respect to leasing any part of the Office Building; (xiii) bad debt and uncollected rent; and
              (xiv) premiums for business interruption or rent interruption insurance. Any administrative and/or management fees shall not exceed the fee that would be charged by an independent third party management company for comparable services for office buildings of comparable size and quality in Lee County, Florida.


         5.3 ALTERATIONS. Landlord reserves the right to make alterations, additions, changes, reconfigurations or improvements to the Common Areas including, without limitation, the main lobby, parking areas, driveways, sidewalks and entrances to the Office Building; provided that Landlord makes reasonable accommodations to provide Tenant with unimpeded access to the Premises. No alteration, addition, change, reconfiguration or


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       6
              improvement shall in any event be deemed to be a Common Area Maintenance Expense. Tenant's consent shall not be required with respect to any such alterations, additions, changes, reconfigurations or improvements.

6.       USE OF PREMISES.

         6.1 USE. Tenant shall use and occupy the Premises only for the use set forth in Section 1.1 hereof and any and all ancillary and related uses thereto, and shall not use or occupy the Premises or permit the same to be used for any other purpose without the prior written consent of Landlord, such consent not to be unreasonably withheld. Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe on the rights of other tenants in the Office Building. Tenant shall not use or occupy the Premises in violation of any law, ordinance, regulation, or directives of any governmental authority having jurisdiction thereof or of any condition of the certificate of occupancy issued for the Office Building, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be in violation of any law, ordinance, regulation, or directive of said certificate of occupancy. During the Term, Tenant shall be in continuous use and occupancy of the Premises and shall not vacate or abandon the same.

         6.2  SIGNAGE.

              6.2.1 Landlord shall install a "FindWhat.com" sign on the exterior facade of the Office Building and on any pylon or monument sign for the Office Building, at Tenant's expense, as shown on the Signage Plan attached as Exhibit "F" hereto. Tenant's signage shall be the maximum size allowable by the City of Ft. Myers. subject to Landlord's approval, which will not be unreasonably withheld, delayed or conditioned. Landlord agrees that no other signs, except for Tenant's and one other tenant of the Office Building shall be placed on the exterior facade of the Office Building during the term of the Lease. If Tenant vacates the 3rd and 4th floor pursuant to the Relocation Option, as described in the Addendum to Lease, which is attached hereto, then Landlord shall have the right to remove Tenant's signage.

              6.2.2 Tenant shall be permitted to maintain signage on the
                    Office Building directories and on the entrance to its Premises, provided all such signs shall be uniform in appearance, as approved by Landlord. Landlord shall also list Tenant on any building directory sign installed by Landlord in the lobby of the Office Building and on the floor of the Office Building on which Tenant's Premises are located.

         6.3 NAME OF BUILDING. Landlord reserves the right to change the name of the Office Building, from time to time, at Landlord's discretion.

         6.4 USE RESTRICTION. Tenant acknowledges that no portion of the Premises may be used for retail banking purposes. The term "retail banking purposes" shall mean receiving deposits and making loans to the general public, whether done by a state bank, national bank, savings and loan association, credit union, mutual fund or other entity, whether the same be state or federally chartered, whether by walk-up or drive-in teller facility, automated teller machine or otherwise.

7.       TENANT IMPROVEMENTS; ALTERATIONS, REPAIRS, AND MAINTENANCE.

         7.1 INITIAL TENANT IMPROVEMENTS. Landlord shall, at Landlord's expense, construct the initial tenant improvements (the "Initial Tenant Improvements") for the Premises, on behalf of


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials

              Tenant, in accordance with the plans and specifications prepared by Design 2000, Inc., which have been separately initialed by the parties (the "Plans"). No further changes shall be made to the planned construction, except with the written consent of Landlord and Tenant, and any such change shall be performed at Tenant's expense. Landlord shall be responsible for obtaining all permits that may be required to construct the Initial Tenant Improvements. Landlord shall endeavor to keep Tenant reasonably apprised of the status of the construction and the Anticipated Completion Date. Upon completion of the Initial Tenant Improvements, and prior to delivery of possession of the Premises to Tenant, Landlord shall give notice to Tenant to examine the Premises, with Landlord's representative, at the time specified in such notice. Upon completion of the inspection, Tenant shall sign and give to Landlord a statement setting forth any items that the parties agree are incomplete or otherwise deviate from the Final Plans. Landlord shall complete or correct any items that Landlord agrees are incomplete or insufficient within a reasonable period of time after the date that Tenant takes possession of the Premises.

         7.2 SUBSEQUENT ALTERATIONS. Upon completion of the Initial Tenant Improvements, Tenant shall have the right, from time to time, to paint and redecorate the interior of the Premises without Landlord's consent. Any additions, alterations, partitions, changes, or improvements in or to the Premises, or any part thereof, shall require the prior written consent of Landlord, such consent not to be unreasonably withheld, and shall be performed only by licensed contractors approved, in advance, by Landlord, such approval not to be unreasonably withheld. Tenant shall not have the right to make any additions, alterations, partitions, changes, or improvements that affect the structure, structural strength, or outward appearance of the Premises or the building. Tenant shall submit to Landlord plans and specifications for such work at the time approval is sought. Any additions, alterations, changes, or improvements made in or to the Premises by Tenant shall be in compliance with all insurance requirements and regulations and ordinances of governmental authorities and shall, upon the expiration or sooner termination of the Term, become the property of Landlord unless removed by Tenant in Tenant's discretion. In the event Tenant elects to remove any such addition or improvement, Tenant shall promptly repair any damage to the Premises resulting from such removal.

         7.3 REPAIRS BY LANDLORD. Landlord agrees to keep and maintain in good order and repair in a first class condition the roof, structural components, and exterior walls of the Premises, all heating, ventilation, and air conditioning systems (HVAC), landscaping, parking areas, and Common Areas. Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect the Premises. Tenant shall at once report in writing to Landlord any defective condition known to Tenant that Landlord is required to repair pursuant to this Section 7.3. Landlord's obligation to repair is expressly limited to those items set forth in this Section 7.3.

         7.4 REPAIRS BY TENANT. Tenant shall, at its own cost and expense, keep and maintain the Premises and appurtenances thereto and every part thereof, in good order and repair, with the exception of those portions of the Premises to be repaired by Landlord pursuant to
              Section 7.3 hereof. Without limiting the foregoing, Tenant agrees to keep in good order and repair and to replace as needed all fixtures pertaining to water, sewer, electrical and sprinkler systems (if any) and Tenant shall be liable for any damage to such systems. All damage or injury to the Premises, the building, or the Common Areas caused by the act or negligence of Tenant, employees, agents, contractors, invitees or licensees, shall be promptly repaired by Tenant at its sole cost and expense and to the satisfaction of Landlord to the extent the same is not covered by proceeds of insurance carried by Landlord. Landlord may make such repairs that are not promptly made by Tenant and charge Tenant for the cost thereof, and Tenant hereby agrees to pay such amounts on demand as additional rent hereunder.



                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       8

         7.5 RUBBISH REMOVAL. Tenant shall keep the Premises clean and will remove all garbage and rubbish from the Premises. Tenant shall not burn any materials of any kind upon the Premises or Common Areas. Tenant agrees to keep all accumulated garbage and rubbish in covered containers and to have same removed regularly and in no event less frequently than as required by the Rules and Regulations. Should Tenant fail to abide by its obligations on this Section, then Landlord may, in addition to any other rights and remedies, cause the same to be done for and on account of Tenant, and Tenant hereby agrees to pay the expense thereof on demand as Additional Rent.

         7.6 COMMON HALLWAYS. Tenant shall neither encumber nor obstruct the common hallways of the Office Building nor allow the same to be obstructed or encumbered in any manner.


8.       TENANT'S PROPERTY.

         8.1 TAXES ON LEASEHOLD. Tenant shall pay prior to delinquency all taxes, both real and personal, assessed against or levied upon the leasehold and upon its fixture, furnishings, equipment, leasehold improvements, and all other personal property of any kind owned by or used in connection with the Premises by Tenant.

         8.2  INDEMNITY.

              8.2.1 Tenant shall indemnify and hold harmless Landlord from any liability, loss, claim or damage and expense, including attorney's fees and costs in settlement, at trial and on appeal, in connection with loss of life, personal injury or property damage arising from any occurrence in, upon, at or from the Premises or the common areas, occasioned wholly or in part by any act or omission of Tenant, its employees, agents, contractors, invitees or licensees to the extent such liability, loss, claim, damage or expense is not covered by proceeds of insurance.

              8.2.2 Tenant shall store its property in and shall occupy the Premises and all other portions of the Office Building at its own risk, and hereby releases Landlord, to the full extent permitted by law, from all claims of every kind resulting from loss of life, personal injury or property damage occurring on the Premises, excluding only the gross negligence or willful misconduct of Landlord, its employees, agents or contractors.

              8.2.3 Landlord shall not be responsible or liable to Tenant for any loss or damage to either the person or property of Tenant that may be occasioned by or through the acts or omissions of tenants occupying any other portions of the Office Building or the acts or omissions of any other person or entity, excluding only Landlord's employees, agents and contractors.

              8.2.4 Landlord shall not be responsible or liable for any injury, loss or damage to any person or to any property caused by or resulting from bursting, breakage, leakage, steam, running, backing up, seepage, or the overflow of water or sewage in any part of said premises or for any injury or damage caused by or resulting from acts of God or the elements, or for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction, operation or use of any of said Premises, building, machinery, apparatus or equipment by any occupant of the Premises other than Landlord, its employees, agents and contractors.

              8.2.5 Tenant shall give prompt written notice to Landlord in case of any fire or other

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       9
                     casualty or accident in or about the Premises or the Office Building, or of any defective or dangerous conditions of which Tenant may become aware.

9.       INSURANCE AND INDEMNITY.

         9.1 TENANT'S INSURANCE. Tenant shall at all times during the Term of this Lease maintain the following insurance coverage:

              9.1.1 LIABILITY INSURANCE. Tenant shall carry at its own expense comprehensive general public liability and property damage insurance with combined single limits of not less than $1,000,000;

              9.1.2 CASUALTY INSURANCE. A standard form policy of casualty insurance with standard form of extended coverage endorsement covering all furniture, fixtures, equipment and other personal property located in the Premises and used by Tenant in connection with its business.

              9.1.3 WORKER'S COMPENSATION AND EMPLOYER LIABILITY COVERAGE. Worker's compensation and employer liability coverage, as required by law.

         9.2 EVIDENCE OF INSURANCE. All insurance coverage required to be maintained by Tenant hereunder shall be maintained with insurance companies authorized to do business in the State of Florida and reasonably acceptable to Landlord. All policies shall name Landlord as an additional insured and shall require that Landlord be provided with at least thirty (30) days prior written notice of any modification or cancellation. Tenant shall deliver duplicate original policies or certificates thereof to Landlord upon execution of this Lease, and thereafter Tenant shall deliver renewal policies or certificates to Landlord not less than fifteen
              (15) days prior to the expiration of the policies of insurance. The failure of Tenant either to effect said insurance in the names herein called for or to pay the premiums therefor or to deliver said policies or certificates to Landlord shall, at Landlord's option, permit Landlord to procure the insurance and pay the requisite premiums therefor on behalf of Tenant, which premiums shall be paid to Landlord with the next installment of Rent. Landlord's procurement or maintenance of such insurance on behalf of Tenant shall not be a waiver of such default.

         9.3 LANDLORD'S INSURANCE. Landlord shall maintain a policy or policies of casualty insurance covering the full replacement value of the Office Building with standard form of extended coverage endorsement and standard form of lender's loss payable endorsement issued to the holders of a mortgage or deed of trust secured by the Premises, together with vandalism, malicious mischief, and sprinkler leakage coverage. Tenant shall reimburse Landlord for Tenant's Pro Rata Share of such insurance as provided in Article 4 hereof.

         9.4 WAIVERS OF SUBROGATION. Each of the parties hereto waives any and all rights of recovery against the other or against any other tenant or occupant of the building or the Office Building or against the officers, employees, agents, representatives, invitees, customers, and business visitors of such other party or of such other tenant or occupant of the building or the Office Building for loss of or damage to such waiving party or its property or the property of others under its control arising from any cause insured against under the standard form of fire insurance policy with all permissible extensions and endorsements covering additional perils, or under another policy of insurance carried by such waiving party in lieu thereof, to the extent of the insurance proceeds paid thereunder. If obtainable without additional expense, each party shall obtain a waiver of subrogation from its insurance carrier.

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                                                      -------- Landlord Initials
                                       10

10.      DESTRUCTION.

         10.1 PARTIAL DESTRUCTION. Subject to the provisions of Sections
              10.2 and 10.3, if the Premises, Office Building or Common Areas shall be partially damaged by any casualty, Landlord shall commence to repair the damage within sixty (60) days and shall thereafter diligently pursue repair of the damage to completion, in order to restore the Premises, Office Building or Common Area to their condition at the time of the occurrence of the damage. The Base Rent and Additional Rent shall be abated proportionately as to that portion of the Premises rendered untenantable.

         10.2 SUBSTANTIAL OR TOTAL DESTRUCTION. If the Premises, Common
              Areas or Office Building shall be totally destroyed or damaged by casualty, or if the Premises, Office Building or Common Areas shall be so damaged or destroyed to such an extent that Tenant is unable to conduct its business at the Premises in the ordinary course, as determined by Tenant, and if the estimated time to repair or replace such damage or destruction exceeds two hundred forty (240) days from the date of such damage or destruction, then either party may terminate this Lease by written notice to the other within sixty (60) days after the date of such damage or destruction, such termination to be effective as of the date of the damage or destruction. If neither party terminates this Lease as set forth above, Landlord shall promptly repair or replace such damage or destruction, and the Base Rent and Additional Rent shall abate until the Premises have been restored to their condition at the tine of the occurrence of the damage.

         10.3 SCOPE OF WORK. Notwithstanding the provisions of Section 10.1 and 10.2, above, Landlord's scope of work to the Premises shall not exceed the scope of work to be performed by Landlord in originally constructing the Premises on behalf of Tenant. Unless this Lease is terminated by Landlord or Tenant, Tenant shall repair and refixture at Tenant's expense the interior of the Premises in a manner and to at least a condition equal to that existing prior to its destruction or casualty and the proceeds of all insurance carried by Tenant on its property and improvements shall be held in trust by Tenant for the purpose of said repair and replacement.

11.      CONDEMNATION.

         11.1 TOTAL CONDEMNATION. If the whole of the Premises shall be acquired or taken pursuant to the power of eminent domain by any governmental entity, then this Lease and the term herein shall cease and terminate as of the date of title vesting in the public authority in such proceeding.

         11.2 PARTIAL CONDEMNATION. If any part of the Premises or Common Areas, but less than all, shall be acquired or taken pursuant to the power of eminent domain by any governmental entity, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant as determined by Tenant, then this Lease and the Term herein shall cease and terminate as aforesaid. If such partial taking does not render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect except that the Base Rent and Additional Rent shall equitably abate and Landlord shall, upon receipt of the award in condemnation, make all necessary repair or alterations to the building in which the Premises are located or Common Areas so as to constitute the portion of the building or Common Areas not taken a complete architectural unit, but such work shall not exceed the scope of the work to be performed by Landlord in originally constructing the portion of the building housing the Premises and Common Areas, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. The provisions herein governing application of condemnation proceeds shall control over any mortgage now or hereafter encumbering the

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials

              Premises.

         11.3 COMPENSATION. All compensation awarded or paid upon such a total or partial taking of the Premises shall belong to and be the property of Landlord without any participation by Tenant. Tenant shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for taking any of Tenant's property, including, but not limited to, leasehold improvements and fixtures, relocation costs and loss of Tenant's business. To the extent that the Tenant has a claim in condemnation proceedings, as aforesaid, Tenant may claim from condemning authority, but not from Landlord, such compensation as may be recoverable by Tenant.

12. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, mortgage or encumber this Lease, in whole or in part, without the prior written consent of Landlord, which consent shall not be unreasonably or in bad faith withheld, delayed or conditioned. Tenant shall have the right to sublease all or a portion of the Premises, with the prior written consent of Landlord, which consent shall not be unreasonably or in bad faith withheld, delayed or conditioned, provided that the proposed sublessee meets the then current reasonable credit criteria of Landlord (which credit criteria shall not be more stringent than that which is customarily utilized by similarly situated lessors of similar commercial properties in Lee County, Florida), including, without limitation, a minimum net worth of not less than the minimum net worth of Tenant as of the Commencement Date of this Lease, with comparable business experience and reputation. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. If this Lease is assigned or if the Premises or any part thereof are occupied by any party other than Tenant in violation of this Section, Landlord may collect Rent from the assignee, or occupant and apply the net amount collected to the Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this provision or an acceptance of the assignee, undertenant or occupant as lessee, or as a release of Tenant from the further performance by Tenant of the provisions on its part to be observed or performed herein. Notwithstanding any assignment or sublease, or Landlord's consent thereto, Tenant shall remain fully liable and shall not be released from performing any of the terms of this Lease. Tenant shall not permit any business to be operated in or from the Premises by any concessionaire or licensee without the prior written consent of Landlord, such consent not to be unreasonably withheld.

13. SUBORDINATION AND NON-DISTURBANCE. This Lease and Tenant's rights hereunder are and shall be subject and subordinate to any mortgage, deed to secure debt or other security instrument now or hereafter placed against the Real Property, the Office Building or the Premises, or any part thereof; and to all renewals, modifications, replacements, consolidations and extensions thereof; provided, however, that Landlord shall, prior to the Commencement Date, procure and deliver to Tenant a Non-Disturbance Agreement from any then existing mortgagee, pursuant to the terms which such mortgagee shall agree not to disturb Tenant's rights to possession under the terms of this Lease so long as Tenant remains current and is not in default hereunder. In furtherance of this section, Landlord and Tenant agree that this Lease shall act as a subordination agreement and shall automatically subordinate this Lease to any such mortgage, deed to secure or other security interest. Upon request of Landlord, Tenant shall execute and deliver any further instruments, acts, things or documents to evidence such subordination within ten (10) days after Landlord's request therefore; provided that the then existing mortgagee agrees to provide the Non-Disturbance Agreement contemplated herein.

14. ESTOPPEL STATEMENT. Within ten (10) days after Landlord's written request, Tenant shall promptly execute and deliver to Landlord a written statement confirming, to the extent that same is accurate, the following: (1) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated in Tenant's statement); (2) the commencement and termination dates of this Lease; (3) that all conditions under this Lease to be performed by Landlord have been satisfied (or any exceptions thereto); (4) that there are no defenses

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
         or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; (5) the amount of the then current monthly Base Rent and Additional Rent paid by Tenant; (6) the date to which Rent has been paid; (7) the amount of Security Deposit held by Landlord; and (8) such other information as may be reasonably requested by Landlord. Such statement shall be executed and delivered by Tenant from time to time as may be requested by Landlord. It is expressly understood that any such statement may be relied upon by Landlord and any prospective purchaser or lender. Tenant's failure to deliver such statement within the allotted time shall be conclusive upon Tenant that this Lease is in full force and effect without modification, except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance or other outstanding obligations of Landlord hereunder.

15. ATTORNMENT. Tenant shall in the event of the sale or assignment of Landlord's interest in the Office Building, or in the event of any foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease.

16.      DEFAULT.

         16.1 EVENTS OF DEFAULT BY TENANT. Each of the following occurrences shall constitute an Event of Default by Tenant under this Lease:

              16.1.1 Tenant's failure to pay the Rent, including Base Rent and any Additional Rent, which default shall continue for more than ten (10) days after written notice; provided, however, that Landlord shall not be required to provide Tenant with notice of default more than two (2) times within any twelve (12) month period. Thereafter, Tenant shall be in default under this Lease if it fails to pay the Rent, including Base Rent and any Additional Rent, within ten (10) days after the date when due hereunder, without notice.

              16.1.2 Tenant vacates or abandons the Premises or ceases doing business therein for a period of thirty (30) consecutive days;

              16.1.3 The appointment of a receiver for all or substantially all of Tenant's property,

              16.1.4 The voluntary filing by Tenant or any guarantor of any petition in bankruptcy or other similar petition under State law, the filing of any answer by Tenant or any guarantor admitting to insolvency or to an inability to pay its debts as they become due, or the filing of any involuntary petition against Tenant or any guarantor that is not dismissed within one hundred twenty (120) days;

              16.1.5 The dissolution or liquidation of Tenant;

              16.1.6 Any assignment or sublease of Tenant's interest
                     hereunder in violation of this Lease without the prior written consent of Landlord;

              16.1.7 The breach by Tenant of any representations and warranties set forth in this Lease;

              16.1.8 Tenant's  failure to keep and perform any other obligations set forth in this Lease within thirty (30) days after written notice from Landlord of its failure to do so;

         16.2 LANDLORD REMEDIES. Upon the occurrence of an Event of Default, and with appropriate judicial process, Landlord may, at its option, exercise any one or more of the following rights and remedies:


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials

              16.2.1 Terminate this Lease, and all rights of Tenant hereunder, by giving not less than three (3) days written notice of termination, whereupon Landlord may re-enter upon and take possession of the Premises;

              16.2.2 Take possession of the Premises without terminating this Lease and rent the same for the account of Tenant (which may be for a term extending beyond the Term of this Lease) in which event Tenant covenants and agrees to pay any deficiency after crediting it with the rent thereby obtained less all repairs and expenses, including the costs of remodeling and brokerage fees, and Tenant waives any claim it may have to any rent obtained on such releting which may be in excess of the Rent required to be paid herein by Tenant;

              16.2.3 Accelerate the Tenant's obligation to pay Rent for the remaining term of the Lease;

              16.2.4 Perform such obligation (other than payment of Rent)
                     on Tenant's behalf and charge the cost thereof, to Tenant as Additional Rent; or

              16.2.5 Exercise any and all other rights granted to Landlord under this Lease or by applicable law or in equity.

         16.3 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies granted to Landlord may be exercised concurrently and shall be cumulative and in addition to any other rights and remedies as may be available to Landlord by law or in equity, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy. The failure or forbearance of Landlord to enforce any right or remedy in connection with any default shall not be deemed a waiver of such default nor a consent to a continuation thereof, nor waiver of the same default at any subsequent date.

         16.4 ATTORNEY'S FEES. In the event of any litigation arising under this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees and costs (including without limitation, all such fees, costs and expenses incident to pre-trial, trial, appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings), incurred in that suit, action or proceeding, in addition to any other relief to which such party is entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, expert witness fees, administrative costs and all other charges billed by the attorney to the prevailing party.

17. ACCESS TO PREMISES. Landlord shall have the right to enter the Premises at all reasonable times, during normal business hours, to inspect or to exhibit the same to prospective purchasers, mortgagees, lessees, and tenants and to make such repairs, additions, alterations or improvements, as Landlord may deem desirable. Landlord shall provide Tenant with reasonable advance notice of any planned entry upon the Premises, and shall not interfere with the conduct of Tenant's business from the Premises. Landlord shall be allowed to take all material in, to and upon the Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the Rents reserved shall in no way abate while said work is in progress so long as the same does not interrupt Tenant's business. If Tenant shall not be personally present to permit an entry into the Premises when for any reason an entry therein shall be permissible, Landlord may enter the same (or in the event of emergency or to prevent waste, by the use of force) without rendering Landlord liable therefore and without in any manner affecting the obligations of this Lease. The provisions of this paragraph shall in no wise be construed to impose upon Landlord any obligation whatsoever for the maintenance or repair of the building or any part thereof except as otherwise herein specifically provided.


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials

18. SALE BY LANDLORD. In the event of any sale or other transfer of Landlord's interest in the Premises or the Office Building, other than a transfer for security purposes only, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord occurring from and after the date of such transfer; provided, that the transferee shall assume all of the obligations of Landlord under this Lease and that Tenant's Security Deposit and any prepaid Rent shall be turned over to the transferee. It is intended hereby that the covenants and obligations contained in this Lease on the part of the Landlord shall be binding on Landlord only during its period of ownership of the Office Building. Tenant agrees to took solely to Landlord's estate and property in the Office Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment or other judicial process requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises.

19. END OF TERM. At the expiration of this Lease, Tenant shall surrender the Premises in the same condition as it was in upon the delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall deliver all keys to Landlord. Before surrendering the Premises, Tenant shall remove all its personal property. Tenant may, but shall not be obligated to, remove all trade fixtures, alterations, additions and decorations, and shall repair any damage caused thereby. Tenant's obligations to perform this provision shall survive the end of the Term of this Lease. If Tenant fails to remove its property which it is required to remove upon the expiration of this Lease, the said property, at Landlord's option, shall be deemed abandoned and shall become the property of Landlord.



                                                        -------- Tenant Initials
                                                      -------- Landlord Initials

20. HOLDING OVER. Any holding over after the expiration of this Term or any renewal term shall, by lapse of time or otherwise, be construed to be a tenancy at sufferance and Tenant shall pay to Landlord an amount equal to two (2) times the Rent, including Base Rent and Additional Rent, for all of the time Tenant shall retain possession of the Premises or any part thereof. The provisions of this paragraph shall not operate as a waiver by the Landlord of any right of reentry herein provided, nor shall any act or receipt of money by Landlord in apparent affirmance of the holding over operate as a waiver of the right to terminate this Lease for any breach of covenant by the Tenant; nor shall any waiver by the Landlord of its right to terminate this Lease for any later breach of the same or another covenant.

21. INABILITY TO PERFORM. The time for performance by either of the parties shall be extended by the number of days that their performance is delayed as a result of fire, hurricane, flood, inclement weather or other acts of God, governmental action or inaction, strikes, riot, civil disturbance, insurrection, unavailability of materials, acts or omissions of unaffiliated independent contractors or other causes beyond their reasonable control; provided that, the party claiming such delay notifies the other party in writing within five (5) days of the commencement of the condition preventing its performance and its intent to rely thereon to extend the time for its performance of this Agreement.

22. RULES AND REGULATIONS. Tenant shall observe faithfully and comply strictly with the Rules and Regulations adopted by Landlord from time to time for the safety, care, and cleanliness of the Office Building or the preservation of good order therein. Wherever the Rules and Regulations shall require the consent or approval of Landlord, Landlord shall not unreasonably withhold its consent or approval to any reasonable request of Tenant. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or for the breach of any covenant or condition in any Lease by any other tenant in the Office Building, but Landlord shall use commercially reasonable efforts to enforce the Rules and Regulations, including issuance of warning notices, but Landlord shall not be required to evict or file other legal actions against any other tenant. The Rules and Regulations currently prescribed by Landlord are attached hereto as Exhibit "D". Landlord reserves the right to reasonably amend the Rules and Regulations from time to time, which amendments shall become effective upon delivery of a copy of same to Tenant. Landlord grants to Tenant a variance from the Rules and Regulations to allow Tenant to operate food and beverage vending machines for Tenant's employees.

23. HAZARDOUS SUBSTANCES OR CONDITIONS. If Tenant's business requires the use of any hazardous or toxic substances, as defined by any state or federal law, Tenant shall so advise Landlord and shall obtain Landord's consent prior to bringing such substances onto the Premises. Tenant shall use, handle and dispose of any such substances in accordance with all applicable laws and permits, and shall, in no event, dispose of any such substances on or about the Premises. In no event shall Tenant keep or permit flammable, combustible or explosive substance nor any substance that would create or tend to create a dangerous or combustible condition on or about the Premises. Furthermore, Tenant shall not install electrical or other equipment that Landlord determines might cause impairment or interference with the provisions of services to the Office Building.

24. CONTRACTOR'S LIENS. Tenant shall have no authority to subject the Real Property, the Office Building or the Premises or any interest of Landlord therein to any contractor's or other liens. Should any contractor's or other liens be filed against the Real Property, the Office Building or the Premises or any interest of Landlord therein, by reason of Tenant's act or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after notice by Landlord. Tenant hereby indemnifies Landlord against, and shall keep the Premises and Office Building free from, any and all contractor's liens and other liens arising from any work performed, material furnished, or obligations incurred by Tenant in connection with the Premises or the Office Building, and agrees to obtain discharge of any lien which attached as a result of such work immediately after such liens attaches or payment for the labor or materials due.

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials

25. SECURITY INTEREST. Landlord hereby waives any and all rights to a landlord's lien or other lien, whether statutory or otherwise, on any and all of Tenant's property located at the Premises during the Term of this Lease.

26. WAIVER. Failure of Landlord to insist upon the strict performance of any provisions or to exercise any option contained herein or enforce any rules and regulations shall not be construed as a waiver for the future of any such provision, rule or option. The receipt by Landlord of Rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent shall be deemed to be other than on account of the earliest Rent then unpaid nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease or by law and no waiver by Landlord in respect to one tenant shall constitute a waiver in favor of any other tenant in the Office Building.

27. NO ESTATE BY TENANT. This Lease shall create the relationship of lessor and lessee between Landlord and Tenant; no estate shall pass out of Landlord. Tenant's interest shall not be subject to levy or sale, and shall not be assignable by Tenant except as provided in Section 12 hereof. Nothing contained in this Lease shall, or shall be deemed or construed so as to, create the relationship or principal-agent, joint venturers, co-adventurers, partners or co-tenants between Landlord and Tenant; it being the express intention of the parties that they are and shall remain independent contractors one as to the other.

28. OTHER TENANTS. Landlord does not warrant the continuous operation by any co-tenant in the Office Building. The cessation of operations by any co-tenant, pursuant to such Tenant's respective rights to vacate, shall not effect a right of termination in Tenant.

29. REPRESENTATIONS AND WARRANTIES OF TENANT. Tenant, and the individual executing this Lease on behalf of Tenant, hereby represents and warrants and to Landlord that: (a) Tenant is a corporation, duly organized and validly existing under the laws of the State of Nevada, and qualified with the Secretary of State of the State of Florida to transact business in the State of Florida; (b) Tenant has all necessary power and authority to enter into this Lease and has all necessary licenses to conduct its business for the uses contemplated hereunder;
         (c) Tenant has obtained any necessary approvals of Tenant's Board of Directors and shareholders to the execution and performance by Tenant of its obligations under this Lease; and (d) this Lease constitutes a binding and enforceable obligation of Tenant and does not conflict with any provision of Tenant's organizational documents or of any other lease or other agreement to which Tenant is a party or by which Tenant may be bound.

30. BROKERS. Landlord and Tenant each represent and warrant to the other that it has not dealt with, consulted or contacted any real estate broker, agent, or finder in connection with or in bringing about the leasing of the property, other than Florida Fidelity Realty Advisors, Inc. and Grubb & Ellis/VIP-D'Alessandro. Landlord agrees to pay the brokers named herein per separate agreement. Each party hereby agrees to defend, indemnify and hold the other harmless of and from any and all expense, cost, damage, loss and liability arising out of a breach of the foregoing representations, warranties and covenants by the defaulting party.

31. NOTICES. Any notice, demand, request or other instruments which may be or required to be given under this Lease shall be delivered in person or sent by United States Certified or Registered Mail, postage prepaid, and shall be addressed, as follows:

            If to Landlord:     Alanda, Ltd.
                                12800 University Drive, Suite 240

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       17

                                Ft. Myers, Florida 33907
                                Attention:  O.J. Buigas

            With a copy to:     Bolanos Truxton, P.A.
                                12800 University Drive, Suite 340
                                Ft. Myers, Florida 33907
                                Attention: Gregg S. Truxton

            If to Tenant:       FindWhat.com
                                12751 Westlinks Drive, Suite 3,
                                Ft. Myers, Florida 33919
                                Attention: Craig A. Pisaris-Henderson, President

            With a copy to:     Porter Wright Morris & Arthur
                                5801 Pelican Bay Blvd., Suite 300
                                Naples, Florida 34108-2709
                                Attention: Kevin Lottes

         Either party may designate such other address as shall be given by written notice.

32.      MISCELLANEOUS.

         32.1 ENTIRE AGREEMENT. This Lease, together with any exhibits or addenda hereto, constitutes the entire agreement by and between parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, by and between the parties hereto with respect to such subject matter. No representations, warranties or agreements have been made or, if made, have been relied upon by either party, except as specifically set forth herein. This Lease may not be amended or modified in any way except by a written instrument executed by each party hereto.

         32.2 BINDING EFFECT. All terms and provisions of this Agreement shall be binding upon, inure for the benefit of and be enforceable by and against the parties hereto and their respective personal or other legal representatives, heirs, successors and permitted assigns.

         32.3 HEADINGS. The article headings in this Lease are for convenient reference only and shall not have the effect of modifying or amending the expressed terms and provisions of this Lease, nor shall they be used in connection with the interpretation hereof.

         32.4 PRONOUNS; GENDER. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the personal liability or obligation with respect to same.

         32.5 TIME. Time shall be of the essence. Any reference herein to time periods of less than six (6) days shall in the computation thereof exclude Saturdays, Sundays and legal holidays, and any time period provided for herein which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day.

         32.6 SEVERABILITY. The invalidity of any provision of this Lease shall not affect the enforceability of the remaining provisions of this Lease or any part hereof. In the event that any provision of this Lease shall be declared invalid by a court of competent jurisdiction, the parties agree that such provision shall be construed, to the extent possible, in a manner which would render the provision valid and enforceable or, if the provision cannot reasonably be construed in a manner which would render the provision valid and enforceable, then this

                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       18

                Lease shall be construed as if such provision had not been inserted.

         32.7 COUNTERPARTS. This Lease may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, all of which shall be deemed to be an original and one and the same instrument.

         32.8 GOVERNING LAW, JURISDICTION AND VENUE. This Lease shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida without regard to principles of conflicts or choice of laws. Each of the parties irrevocably and unconditionally: (i) agrees that any suit, action or legal proceeding arising out of or relating to this Lease shall be brought in the courts of record of the State of Florida in Lee County; (ii) consents to the jurisdiction of each such court in any suit, action or proceeding; and (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts.

         32.9 TRIAL BY JURY. The parties hereby waive any right they may have under any applicable law to a trial by jury with respect to any suit or legal action which may be commenced by or against the other concerning the interpretation, construction, validity, enforcement or performance of this Lease.

         32.10 RECORDING. Neither this Lease nor a Memorandum thereof shall be recorded in the Public Records of Lee County, Florida.

         32.11 RADON DISCLOSURE AND DISCLAIMER. The following notification is required by Florida law and is provided for your information:

                "Radon is a naturally occurring radioactive gas that, when it is accumulated in buildings in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your country public health unit."

                Landlord has not tested for Radon gas at the Property and therefore, makes no representation regarding the presence or absence of such gas. Tenant hereby waives any and all actions against Landlord related to the presence of such gas.

         32.12 EXHIBITS. Each of the Exhibits, as identified on the Index of Exhibits set forth below, are incorporated into and made a part of this Lease.

         32.13 ADDENDUM. Contemporaneously with the execution of this Lease, the parties have also entered into an Addendum to Lease, which is incorporated into and made a part of this Lease.


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       19

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                                     LANDLORD:

                                     ALANDA, LTD., a Florida limited partnership
                                     By: Alanda Corp., a Florida corporation
                                             As general partner


Craig Strugh                         By:/s/ O.J. Buigas, President
----------------------------            ------------------------------
Charlie Moore                           O.J. Buigas, President
----------------------------
Witnesses


                                     TENANT:

                                     FindWhat.com,
                                     A Nevada Corporation

Dave Rae                             By: /s/ Craig A. Pisaris-Henderson
-----------------------------          --------------------------------
                                        Craig A. Pisaris-Henderson
Tony Gargano                            President
-----------------------------
Witnesses


                                                        -------- Tenant Initials
                                                      -------- Landlord Initials
                                       20

                               COLONIAL BANK PLAZA
                      AT SUMMERLIN CENTER PROFESSIONAL PARK
                                ADDENDUM TO LEASE


         This Addendum to Lease is made as of the 31st day of January, 2002, by and between ALANDA, LTD., a Florida limited partnership ("Landlord"), and Findwhat.com, a Nevada corporation authorized to transact business in the State of Florida ("Tenant").

                              PRELIMINARY STATEMENT

         Landlord and Tenant have, on this date, entered into an Office Building Lease (referred to herein as the "Lease"), pursuant to the terms of which Landlord has agreed to lease to Tenant, and Tenant has agreed to lease from Landlord certain Premises consisting of approximately 32,820 rentable sq. ft. of space located on the 3rd, 4th and 5th floors of the Office Building known as Colonial Bank Plaza at Summerlin Center Professional Park, to be constructed by Landlord in Ft. Myers, Florida.

         The parties have further agreed, as follows:

          1. PRELIMINARY STATEMENT. The Preliminary Statement is true and correct and, by this reference, is incorporated into and made a part of this Addendum to Lease.

          2. DEFINED TERMS. Unless otherwise defined herein, all terms shall have the meanings set forth in the Lease.

          3. COMPLETION GUARANTY. Landlord shall complete the Premises, including the Initial Tenant Improvements, by no later than November 30, 2002, subject only to delays that may be caused by Tenant. In the event that Landlord does not timely complete the Premises, then Landlord shall pay, as liquidated damages for the delay, the holdover rent and any other sums, including additional rent, that Tenant is required to pay under the terms of Tenant's lease for Tenant's then current premises at 12751 Westlinks Drive, Ft. Myers, Florida, commencing December 1, 2002, until such time as the Premises have been completed. Alternatively, Landlord may provide Tenant with suitable alternative space, reasonably acceptable to Tenant, until such time as the Premises have been completed. In the event that the Premises, including the Initial Tenant Improvements, have not been completed by March 31, 2003, then Tenant may terminate the Lease, whereupon the parties shall be released from any further liability or obligations under the Lease.

          4.   RIGHT OF FIRST OFFER.

               (a) If, at any time after the Commencement Date of the Lease, any additional space (the "Additional Space") within the Office Building shall become vacant and available for leasing to the general public, Landlord shall first offer the Additional Space to Tenant by delivering written notice to Tenant of the availability of the Additional Space. Tenant shall have ten (10) days after receipt of Landlord's notice within which to elect to lease the Additional Space at the same rental rate in effect for the Premises, based upon the then current average rental rate in effect, and on the same terms and conditions as set forth in the Lease, except that the term of the lease for the Additional Space shall expire contemporaneously with the expiration of the term of the Lease for the Premises. Further, Landlord shall have no obligation to construct any leasehold improvements on behalf of Tenant, and Tenant shall accept the Additional Space in its then current condition. Upon delivery of the Additional Space, the Lease shall be automatically amended to include the Additional Space, and each party shall, at the request of the other party, execute and deliver an amendment to the Lease to confirm the inclusion of the Additional Space.

               (b) In the event that Tenant does not timely elect to lease the Additional Space, then Landlord shall be free to offer the Additional Space for lease to any third party at a rental rate (after taking into account any rent or other lease concessions) no less than that offered to Tenant, without regard to the right of first offer granted to Tenant hereunder; provided, however, that Tenant shall retain the right of first offer for any other space within the Office Building that may subsequently become available during the term of the Lease. Nothing herein shall require Landlord to deny to any tenant the right to renew or extend its lease at the expiration of the term thereof. Further, the right of first offer set forth herein shall not apply during the last twenty-four (24) months of the Lease Term or if Tenant has, at any time, exercised either the early termination option set forth in Section 5 of this Addendum to Lease or the relocation option set forth in Section 6 of this Addendum to Lease.

          5.   EARLY TERMINATION.

               (a) Within sixty (60) days after the occurrence of a Triggering Event, as defined below, Tenant shall have the right to terminate the Lease as to all or any portion of the Premises, upon delivery of not less than sixty (60) days notice (the "Early Termination Date"), and thereby be released from any further obligation thereunder, upon payment to

                    Landlord of an Early Termination Payment in an amount equal to the lesser of:

                    (1) One-half (1/2) of the remaining Rent (including Base Rent and CAM) for the remaining term of the Lease for the portion of the Premises to be surrendered to Landlord; or

                    (2) The sum of: (i) Rent (including Base Rent and CAM) for the twenty-four (24) months following the Early Termination Date for the portion of the Premises to be surrendered to Landlord, and (ii) Landlord's actual cost of the Initial Tenant Improvements (but not to exceed $490,000), or if Tenant has returned less than all of the Premises to Landlord, then such prorated portion of the cost of the Initial Tenant Improvements (up to a maximum total cost of the Initial Tenant Improvements of $490,000) attributable to the portion of the Premises to be surrendered to Landlord.

               (b) The Early Termination Payment shall be due and payable as a single lump sum payment on or before the Early Termination Date. Provided that Tenant leaves all or that portion of the Premises for which Tenant has elected to terminate the Lease in good condition, normal wear and tear excepted, and except in the event of a partial termination, the security deposit shall be returned to Tenant in accordance with the terms of the Lease.

               (c) For purposes of this section, the term "Triggering Event" shall mean any one or more of the following events: (i) a bona fide sale of a majority of the voting common stock of the Tenant in a single transaction; (ii) a bona fide sale of substantially all of the assets of the Tenant in a single transaction; (iii) the merger or consolidation of Tenant with another business entity resulting in a change of majority ownership; or (iv) the relocation by Tenant of all or a portion of its business operations to a geographic location other than Lee, Collier, Sarasota or Charlotte Counties, Florida.

               (d) In the event that Tenant terminates the Lease as to less than all of the Premises, the Base Rent shall be adjusted by an amount equal to the portion of the Base Rent attributable to the portion of the Premises returned to Landlord, with a corresponding adjustment in Tenant's Pro Rata Share of the Common Area Maintenance Expenses. In the event that Tenant terminates the Lease as to less than an entire floor, the portion of the Premises returned to Landlord shall consist of at least 5,000 sq. ft of contiguous space with adequate access to the common areas. Further, Tenant may terminate the Lease as to less than all of the Premises, no more than three (3) times during the term of the Lease.

          6.   RELOCATION OPTION.

               (a) Tenant shall have the option, exercisable by delivery of written notice to Landlord of relocating from all or any portion of the 3rd and 4th floors of the Office Building to alternative space (the "Alternative Space"), at a lower rental rate, as follows:

                    (1) at any time during the first three (3) Lease Years, within a building(s) to be constructed by Landlord within the Summerlin Center Professional Park; or

                    (2) at any time during the term of the Lease, within a building to be constructed by Landlord within a five
                         (5) mile radius of the Premises.

                    The Alternative Space shall be of comparable or greater square footage as the vacated space, and each party's obligation hereunder shall be subject to the ability of the parties to reach final agreement on the plans and specifications for the Alternative Space. Tenant's notice shall identify the portion of the Premises to be surrendered to Landlord and shall identify any special needs that Tenant may have for the Alternative Space.

               (b) The Base Rent for the Alternative Space shall be calculated based upon the market rental rate for comparable space within the general vicinity of the Office Building (the "Market Rate"). In the event that the parties are unable to reach agreement on the Base Rent for the Alternative Space, then, at the request of either party, Landlord and Tenant shall mutually select an independent MAI appraiser to determine the Market Rate. If the parties are unable to agree upon a single appraiser, then they shall each select one appraiser, and the two (2) appraisers shall select a third appraiser to determine the Market Rate. Any appraisal costs shall be borne equally by the parties.

               (c) Upon delivery of the Alternative Space, Tenant shall have a period of thirty (30) days to vacate the portion of the Premises to be surrendered to Landlord, at which time the Base Rent shall be reduced by an amount equal to the portion of the Base Rent attributable to the portion of the Premises returned to Landlord and increased by the Base Rent attributable to the Alternative Space, with a corresponding adjustment in Tenant's Pro Rata Share of the Common Area Maintenance Expenses. Upon delivery of the

                    Alternative Space to Tenant, each party shall, at the request of the other party, execute and deliver an amendment to the Lease to confirm the exclusion of the portion of the Premises vacated by Tenant and the inclusion of the Alternative Space.

               (d) In the event that Tenant relocates less than an entire floor, the portion of the Premises returned to Landlord shall consist of at least 5,000 sq. ft. of contiguous space with adequate access to the common areas. If Landlord is not able to provide Tenant with Alternative Space within twelve
                    (12) months after the receipt of notice from Tenant, then Tenant shall have the right to terminate this Lease as to that portion of the Premises for which Tenant has requested Alternative Space.

          7.   EXPANSION SPACE.

               (a) In the event that Tenant shall, at any time during the first three (3) Lease years, determine that Tenant will require any additional space, but in no event less than 5,000 sq. ft. and in no event more than 30,000 sq. ft. (the "Expansion Space"), then Tenant shall so notify Landlord. Tenant's notice shall identify the amount of Expansion Space required by Tenant and shall identify any special needs that Tenant may have for the Expansion Space. Upon receipt of Tenant's notice, Landlord shall endeavor to provide Tenant with suitable Expansion Space, reasonably acceptable to Tenant, within the Office Building or, within a building(s) to be constructed by Landlord within the Summerlin Center Professional Park.

               (b) The Base Rent for the Expansion Space shall be calculated based upon the market rental rate for comparable space within the general vicinity of the Expansion Space (the "Market Rate"). In the event that the parties are unable to reach agreement on the Base Rent for the Expansion Space, then, at the request of either party, Landlord and Tenant shall mutually select an independent MAI appraiser to determine the Market Rate. If the parties are unable to agree upon a single appraiser, then they shall each select one appraiser, and the two (2) appraisers shall select a third appraiser to determine the Market Rate. Any appraisal costs shall be borne equally by the parties.

               (c) Upon delivery of the Expansion Space to Tenant, the Lease shall be automatically amended to include the Expansion Space, and each party shall, at the request of the other party, execute and deliver an amendment to the Lease to confirm the inclusion of the Expansion Space. Alternatively, Tenant shall, at the request of Landlord execute a separate lease for the Expansion Space containing terms and conditions substantially the same as the Lease.

               (d) If Landlord is not able to provide Tenant with the Expansion Space, within the Office Building or within Summerlin Center Professional Park, within twelve (12) months after the receipt of notice from Tenant, then Tenant shall have the right, exercisable within sixty (60) days thereafter, to notify Landlord of its election to seek alternative space to satisfy its requirements for the Expansion Space and/or to terminate this Lease. In the event that Tenant elects to terminate the Lease, then Tenant shall return the Premises to Landlord in the condition required by the Lease, within ninety (90) days after delivery of Tenant's notice. Provided that Tenant returns the Premises to Landlord in the condition required by the Lease, Tenant shall be entitled to the return of its security deposit and shall be discharged from any further obligation under the Lease from and after the termination date.

               (e) To the extent that Landlord has provided Tenant with Expansion Space under this Section 7, Landlord shall be relieved of its obligation to provide Tenant with Alternative Space pursuant to Section 6. Conversely, to the extent that Tenant has exercised its right to relocate to Alternative Space pursuant to Section 6, Landlord shall be relieved of its obligation to provide Tenant with Expansion Space pursuant to this Section 7.

          8. ABSENCE OF DEFAULT. Upon the occurrence of any Event of Default by Tenant under the terms of the Lease, which has not been cured within any applicable grace or notice provisions, the rights granted to Tenant under the provisions of Sections 4, 5, 6 and 7 of this Addendum shall automatically terminate and be of no further force and effect.

          9. TIME TO PERFORM. All time periods set forth in this Addendum shall be subject to the provisions of Section 21 of the Lease.

          10. PRESS RELEASE. Landlord and Tenant shall agree upon a mutual press release to be issued upon the execution of the Lease.

          11. RATIFICATION. All other terms of the Lease are hereby ratified and confirmed In the event of any inconsistencies between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                                            ALANDA, LTD.,
                                            a Florida limited partnership
                                            By: Alanda Corp., a Florida
                                            corporation, as general partner



Craig Strugh                                By: /s/ OJ Buigas
-----------------------------------            ---------------------------------
                                               OJ Buigas, President
Charlie Moore
----------------------------------



                                            FindWhat.com,
                                            A Nevada Corporation

Craig Strugh                               By: /s/ Craig A. Pisaris-Henderson
-----------------------------------           ---------------------------------
                                              Craig A. Pisaris-Henderson
Tony Gargaro                                   President
----------------------------------